Supplement, dated May 9, 2003, to the
             Statement of Additional Information, dated May 1, 2003,
               of Seligman Global Fund Series, Inc. (the "Series")
                                on behalf if its

                         Seligman Emerging Markets Fund
                           Seligman Global Growth Fund
                     Seligman Global Smaller Companies Fund
                         Seligman Global Technology Fund
                       Seligman International Growth Fund

      The discussions in the Statement of Additional Information under the captions "Description of the Series and its Investments and Risks -- Investment Strategies and Risks" and "-- Fund Policies" are replaced in their entirety by the following discussion:

Investment Strategies and Risks

The following information regarding each Fund's investments and risks supplements the information contained in the Funds' Prospectuses.

General. In allocating each Fund's investments among geographic regions and individual countries, the investment manager will consider such factors as the relative economic growth potential of the various economies and securities markets; expected levels of inflation; financial, social and political conditions influencing investment opportunities; and the outlook for currency relationships.

Each Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Each Fund will normally invest its assets in equity securities, including common stock, securities convertible into or exchangeable for common stock, depositary receipts, and warrants. A Fund may, however, invest up to 20% (25% in the case of Global Growth Fund and International Growth Fund) of its assets in preferred stock and debt securities. A Fund that invests "primarily" in a certain type of security invests at least 65% of its total assets in that type of security. Dividends or interest income are considered only when the investment manager believes that such income will favorably influence the market value of a security in light of each Fund's objective of capital appreciation. Equity securities in which each Fund invests may be listed on a US or foreign stock exchanges or traded in US or foreign over-the-counter markets.

Debt securities in which each Fund may invest are not required to be rated by a recognized rating agency. As a matter of policy, each Fund, with the exception of the Emerging Markets Fund, will invest only in "investment-grade" debt securities or, in the case of unrated securities, debt securities that are, in the opinion of the investment manager, of equivalent quality to "investment-grade" securities. "Investment-grade" debt securities are rated within the four highest rating categories as determined by Moody's Investors Service (Moody's) or Standard & Poor's Ratings Services (S&P). Securities rated within the highest of the four investment-grade categories (i.e., Aaa by Moody's and AAA by S&P) are judged to be of the best quality and carry the smallest degree of risk. For capital appreciation, the Emerging Markets Fund may invest up to 5% of its assets in governmental and corporate debt securities that, at the time of purchase by the Fund, are rated Baa or lower by Moody's and BBB or lower by S&P or, if unrated, deemed by the investment manager to be of comparable quality. The Emerging Markets Fund will not invest in debt securities rated lower than C by Moody's or C by S&P or, if unrated, deemed by the investment manager to be of comparable quality. Securities rated Baa/BBB or lower lack high quality investment characteristics and may also have speculative characteristics. (See Appendix A to this SAI which contains a description of these rating categories.) Debt securities are interest-rate sensitive, so their value tends to decrease when interest rates rise and increase when interest rates fall.

Each Fund may invest in securities represented by European Depositary Receipts
(EDRs), American Depositary Receipts (ADRs) and Global Depositary Receipts
(GDRs) (collectively, Depositary Receipts). ADRs are receipts generally issued by a domestic bank or trust company that represent the deposit of a security of a foreign issuer. ADRs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in

US dollars at a price that generally reflects the US dollar equivalent of the home country share price. EDRs and GDRs are receipts similar to ADRs and are typically issued by foreign banks or trust companies and traded in Europe. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities. For purposes of a Fund's investment policies, an investment in Depositary Receipts will be deemed to be an investment in the underlying security.

By investing in foreign securities, a Fund will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other, although markets in certain regions tend to move in the same direction. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. The investment manager believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. International and global diversification reduces the effect events in any one country will have on a Fund's entire investment portfolio. Of course, a decline in the value of a Fund's investments in one country may offset potential gains from investments in another country.

Foreign Investment Risk Factors. Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and there can be no assurance that a Fund's foreign investments will present less risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about US issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid, and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlement practices may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and may involve a risk of loss to a Fund. Foreign securities markets may have substantially less trading volume than US markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation (in which case a Fund could lose its entire investment in a certain market); limitations on the removal of moneys or other assets of a Fund; political or social instability or revolution; or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Each Fund may invest in sovereign debt. The actions of governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by a Fund, including the securities and instruments of foreign private issuers. Factors which may influence the ability or willingness of foreign sovereigns to service debt include, but are not limited to: the availability of sufficient foreign exchange on the date payment is due; the relative size of its debt service burden to the economy as a whole; its balance of payments (including export performance) and cash flow situation; its access to international credits and investments; fluctuations in interest and currency rates and reserves; and its government's policies towards the International Monetary Fund, the World Bank and other international agencies. If a foreign sovereign defaults on all or a portion of its foreign debt, a Fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the prevailing country.

Foreign Currency Risk Factors. Investments in foreign securities will usually be denominated in foreign currency, and each Fund may be affected, favorably or unfavorably, by the relative strength of the US dollar, changes in foreign currency and US dollar exchange rates, and exchange control regulations. A Fund may incur costs in connection with conversions between various currencies. A Fund's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the US dollar and other currencies is generally determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flow, and numerous other factors, including, in some countries, local governmental intervention), but can sometimes be affected by the imposition of fixed exchange rates that may overvalue a foreign currency, to the detriment of foreign investors.

Emerging Market Investment Risk Factors. Some of the risks described in the preceding paragraphs may be more severe for investments in emerging countries. By comparison with the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less seasoned and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital or the payment of special levies and taxes, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of emerging countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Smaller Company Investment Risk Factors. The investment manager believes that smaller companies generally have greater earnings and sales growth potential than larger companies. However, investments in such companies may involve greater risks, such as limited product lines, limited markets and limited financial or managerial resources. Less frequently traded securities may be subject to more abrupt price movements than securities of larger companies.

Technology Investment Risk Factors. The value of Global Technology Fund shares may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. Technology and technology-related industries may be subject to greater governmental regulation than many other industries in certain countries, as well as changes in governmental policies, and the need for regulatory approvals may have a material adverse effect on these industries. Additionally, these companies may be subject to risks of developing technologies, competitive pressures, and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Securities of smaller, less experienced companies also may involve greater risks, such as limited product lines, limited markets and limited financial or managerial resources, and trading in such securities may be subject to more abrupt price movements than trading in the securities of larger companies.

Derivatives. Each Fund may invest in financial instruments commonly known as "derivatives" only for hedging or investment purposes. A Fund will not invest in derivatives for speculative purposes, which means where the derivative investment exposes the Fund to undue risk of loss, such as where the risk of loss is greater than the cost of the investment.

A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity, or other asset. A Fund will not invest in a specific type of derivative without prior approval from the Funds' Board of Directors after consideration of, among other things, how the derivative instrument serves the Fund's investment objective, and the risks associated with the investment. Pursuant to this policy, each Fund is permitted to invest in forward foreign currency exchange contracts, commodities and commodity contracts, rights and warrants, options and access trades, as more fully described below.

Forward Foreign Currency Exchange Contracts. The investment manager will consider changes in exchange rates in making investment decisions. As one way of managing exchange rate risk, each Fund may enter into forward currency exchange contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. A Fund will usually enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the US dollar value of securities it already owns. A Fund may be required to cover certain forward currency contract positions by establishing a segregated account with its custodian that will contain only liquid assets, such as US Government securities or other liquid high-grade debt obligations.

A Fund may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against another currency (including the US dollar). In this case the contract would approximate the value of some or all of a Fund's portfolio securities denominated in such foreign currency. If appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or proxy currency act as an effective proxy for other currencies. In these circumstances, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, a Fund may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The investment manager will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of each Fund and its ability to purchase additional securities.

Except as set forth above and immediately below, a Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige a Fund to deliver an amount of foreign currency in excess of the value of such Fund's portfolio securities or other assets denominated in that currency. A Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of its portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. However, a Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, a Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the investment manager.

Although a Fund will seek to benefit by using forward contracts, anticipated currency movements may not be accurately predicted and the Fund may therefore incur a gain or loss on a forward contract. A forward contract may help reduce a Fund's losses on securities denominated in foreign currency, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the US dollar or other currencies. Additionally, this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Foreign currency forward contracts may not be available to a Fund on reasonable terms in many situations and a Fund may frequently choose not to enter into such contracts even when they are available.

Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit or "spread" based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Commodities and Commodity Contracts. Each Fund may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in that Fund being a "commodity pool" as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission's regulations and interpretations thereunder. The investment manager must seek approval of the Board of Directors for a Fund to invest in any new type of commodity if it is of a type the Fund has not previously utilized.

Use of these instruments can involve substantial risks. For example, derivative instruments can present investment risk to a Fund if the Manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that the Fund could lose more than the amount of its original investment. For example, a fund may purchase futures contracts by making a relatively small "margin deposit" and, if such contract is thereafter sold at a loss, that fund could lose substantially more than the original margin deposit. Although the Fund will only utilize exchange-traded futures and options thereon, there can be no assurance that they will be able to close out positions when they wish to. In addition, a futures or options strategy may not provide an exact hedge to a position.

Rights and Warrants. Each Fund may invest in common stock rights and warrants believed by the investment manager to provide capital appreciation opportunities. No more than 2% of net assets of a Fund may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by a Fund in units or attached to securities may be deemed to have been purchased without cost.

Options. The investment manager must seek approval of the Board of Directors to invest in any option if it is of a type the Fund has not previously utilized. Pursuant to this policy, the Board has approved the Manager's request that the Fund be permitted to purchase put options, call options, put spreads and collars, call spreads and to sell covered call options (i.e., where the Fund owns the underlying security). These instruments are described below.

An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

In order for a purchased put option to be profitable, the market price of the underlying security must decline sufficiently below the strike price to cover the premium and transaction costs. Conversely, in order for a purchased call option to be profitable, the market price of the underlying security must increase sufficiently above the strike price to cover the premium and transaction costs. By using options in this manner, a Fund will reduce any profit it might have otherwise realized in the underlying security by the premium paid and by transaction costs.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put's strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call's strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put. In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call's strike price.

Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. A person who purchases options runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). A person who writes options earns premium income but is subject to the risk of having to sell a security at less than its market price (or buy a security at more than its market price). When options are purchased over-the-counter, there is a risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position.

Access Trades. The Fund may participate in access trades with a global securities broker as counterparty. Access trades are over-the-counter transactions that provide access to a designated security, group of securities or market index without directly investing in the reference security/index. For a commission, the counterparty, agrees to provide a return based on the return of the reference security/index. Access trades are typically used in foreign markets where limits on direct foreign ownership can affect prices and/or where there are significant complexities in directly purchasing or selling shares in the reference security/index. Since access trades are over-the-counter transactions, the Fund bears the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Fund may not be able to sell when the Manager deems it advantageous to do so. The Manager will attempt to mitigate these risks by limiting access trade exposure by the Fund to 5% of total assets at the time of purchase and dealing with counterparties believed to be reputable.

Other Investment Companies. Each Fund may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the 1940 Act, which generally prohibits each Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. The Funds' investments in other investment companies may include investment in exchange-traded funds ("ETFs") if appropriate investment opportunities arise.

ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index.

If a Fund invests in other investment companies, shareholders would bear not only their proportionate share of that Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies.

Short Sales. Each Fund may sell securities short "against-the-box." A short sale "against-the-box" is a short sale in which a Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment of further consideration for securities of the same issuer as, and equal in amount to, the securities sold short.

Investments to Control. The Funds may not invest for the purpose of controlling or managing any company. If a fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If one of the Funds were to make such acquisitions, there is a risk that that Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund's exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.

Repurchase Agreements. Each Fund may enter into repurchase agreements with commercial banks and broker/dealers as a short-term cash management tool. A repurchase agreement is an agreement under which a Fund acquires a security, generally a US Government obligation, subject to resale at a mutually agreed-upon price and time. The resale price reflects an agreed upon interest rate effective for the period of time a Fund holds the security and is unrelated to the interest rate on the security. A Fund's repurchase agreement will at all times be fully collateralized.

Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating securities underlying the agreement, a decline in the value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, a Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be invested in such agreements and other illiquid securities.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (1933
Act)) and other securities that are not readily marketable. Each Fund does not currently expect to invest more than 5% of its assets in such securities. A Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Funds' Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. Each Fund may from time to time borrow money to increase its portfolio of securities or for other purposes. Under the 1940 Act, each Fund is generally permitted to borrow from banks in amounts not exceeding one third of the value of its total assets, less liabilities other than such borrowings. The Board of Directors has adopted a non-fundamental restriction under which a Fund may not borrow more than 15% of the value of its total assets. Borrowings may be secured by a mortgage or pledge of a Fund's assets.

Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will limit a Fund's net investment income in any given period.

Any gain in the value of securities purchased with money borrowed in excess of the cost of amounts borrowed would cause the net asset value of a Fund's shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased with money borrowed or any gain in value less than the cost of amounts borrowed would cause net asset value to decline more than would otherwise be the case.

Lending of Portfolio Securities. Each Fund may lend portfolio securities if the investment manager believes such loans will be beneficial to the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Funds may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Funds will generally be short-term. Loans are subject to termination at the option of the lending Fund or the borrower. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Funds do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. A Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by that Fund is insufficient to replace the loaned securities. In addition, each Fund is responsible for any loss that might result from its investment of the borrower's collateral.

Except as otherwise specifically noted above, the Funds' investment strategies are not fundamental and a Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fund Policies

            Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the Fund's outstanding voting securities. Under these policies, the Funds may not:

      - Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

      - Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

      - Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

      - Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

      - Underwrite the securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

      - Purchase or hold any real estate, except a Fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein;

      - Make any investment inconsistent with a Fund's classification as a diversified company under the 1940 Act;

      - Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the US Government or any of its agencies or instrumentalities; or

      - Purchase or retain the securities of any issuer (other than the shares of a Fund), if to the Fund's knowledge, those directors and officers of the Fund and the officers and directors of the investment manager or subaviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such, together own beneficially own more than 5% of such outstanding securities.

A Fund also may not change its investment objective without shareholder approval.

Under the Investment Company Act of 1940, as amended (1940 Act), a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Funds also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

The Series, on behalf of its Emerging Markets Fund, Global Smaller Companies Fund and Global Technology Fund, will provide shareholders with at least 60 days prior notice of any change in the Funds' "80%" investment policy as described in the Prospectus. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: "Important Notice Regarding Change in Investment Policy". This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.